[LOGO] BRAZOS INSURANCE FUNDS



                                   PROSPECTUS
                                 APRIL 30, 2001




                                                   INVESTMENT OBJECTIVE

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        BRAZOS SMALL CAP PORTFOLIO                 SMALL CAPITALIZATION
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BRAZOS INSURANCE FUNDS' SHARES ARE OFFERED PRIMARILY TO INSURANCE COMPANIES TO
FUND BENEFITS UNDER THEIR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. UNDER CERTAIN CIRCUMSTANCES, SHARES MAY BE OFFERED TO PENSION PLAN ACCOUNTS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.


Transfer Agent:
Firstar Mutual Fund Services, LLC

Telephone: 888-221-3460                   Website:  www.brazosinsurancefunds.com

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                                TABLE OF CONTENTS
                                                                            PAGE


BRAZOS SMALL CAP PORTFOLIO....................................................1


RISK ELEMENTS.................................................................3

INFORMATION ABOUT THE ADVISER.................................................5


ADVISER'S HISTORICAL PERFORMANCE..............................................6


PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUND..................................8

INFORMATION FOR FIRST TIME MUTUAL FUND INVESTORS..............................8


VALUATION OF SHARES...........................................................9


PURCHASE OF SHARES...........................................................10

REDEMPTION OF SHARES.........................................................10

FOR MORE INFORMATION.........................................................12

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                           BRAZOS SMALL CAP PORTFOLIO


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SUMMARY OF INVESTMENT OBJECTIVE


         The investment objective of the Brazos Small Cap Portfolio ("Small Cap" or the "Portfolio") is to provide maximum capital appreciation, consistent with reasonable risk to principal.


INVESTMENT POLICIES AND STRATEGIES


         The majority of equity securities (65%) in the Portfolio will be issued by companies that have market capitalizations of $1.8 billion or lower, or the same capitalization as companies represented in the Russell 2000 Index at the time of the Portfolio's investment. This target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index.


         The Portfolio seeks to achieve its objective by investing primarily in small capitalization companies. The remaining securities acquired by the Portfolio may have market capitalizations that exceed the target capitalization. Small Cap generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels.

         The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of each portfolio under normal circumstances.

         The investment process involves consistent communications with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. Small Cap then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. John McStay Investment Counsel ("JMIC" or the "Adviser") believes that smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

         To manage fluctuations in the value of the Portfolio's investments, JMIC invests across 15-20 industry sectors with no industry sector representing more than 25% of the value of the Portfolio. JMIC may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses to the Portfolio's shareholders, which may reduce performance.

         The value of each security at the time of acquisition is not expected to exceed 4% of the value of investments in the Portfolio. JMIC seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last 7 business days.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

         Small Cap may be appropriate for investors who:

         o        are seeking long-term capital growth

         o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

         o are able to tolerate fluctuations in principal value of their investment.

         Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results presented from time to time, may reflect periods of above average performance attributable to the Portfolio's investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future. The performance information presented for the Portfolio will not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.


         The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, subject to section 817(h) diversification considerations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

         To the extent the Portfolio invests in small companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make them more difficult to sell. A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 3-5.


PERFORMANCE INFORMATION

         Because Small Cap has less than one year's performance, no performance is shown for the Portfolio.

INVESTOR EXPENSES

         The expenses you should expect to pay as an investor in the Portfolio are shown below.


            ---------------------------------------------------------------
              Annual Fund Operating Expenses(1)
              (expenses that are deducted from Portfolio assets)
            ---------------------------------------------------------------

              Management fees                                       1.25%

              Other Expenses(2)                                     0.80%

              Total annual fund operating expenses(3)               2.05%
            ---------------------------------------------------------------

(1) JMIC voluntarily reimburses fund expenses and waives advisory fees to the extent total operating expenses exceed 1.45% for Small Cap. This cap on expenses is expected to continue until further notice. The Portfolio may at a later date reimburse to the Adviser the advisory fees waived or limited and other expenses, including organizational expenses, assumed and paid by JMIC.
(2) The Portfolio has no sales, redemption, exchange, or account fees with the exception of a $15.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. Separate account and contract charges are not reflected in the fees above.
(3) "Other Expenses" is estimated based on expenses expected to be incurred in the current fiscal year.


         The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.

       ---------------------------------------------------------
                                  1 YEAR            3 YEARS
       ---------------------------------------------------------
        Small Cap                  $208              $643
       ---------------------------------------------------------


RISK ELEMENTS


         The objective of the Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small capitalization companies.

         This table identifies the main elements that make up the Portfolio's overall risk and reward characteristics described under the Risk Considerations section for the Portfolio. It also outlines the Portfolio's policies toward various securities, including those that are designed to help the Portfolio manage risk. The following strategies are not fundamental and the Trustees may change such policies without shareholder approval.


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STRATEGIES TO SEEK REWARD                 POTENTIAL REWARDS                  POTENTIAL RISKS
-----------------------------------------------------------------------------------------------------------

MARKET CONDITIONS

 o  Under normal circumstances         o  Stocks and bonds have            o  The Portfolio's share price
    the Portfolio plans to remain         generally outperformed more         and performance will
    fully invested.                       stable investments (such as         fluctuate in response to
                                          short-term bonds and cash           stock and bond market
 o  The Portfolio seeks to limit          equivalents) over the long          movements.
    risk through diversification in       term.
    a large number of stocks.
-----------------------------------------------------------------------------------------------------------

MANAGEMENT CHOICES

 o  JMIC focuses on bottom-up          o  The Portfolio could              o  The Portfolio could lose
    research, fundamental security        outperform its benchmark due        money and underperform its
    analysis and valuation methods        to its asset allocation and         benchmark due to these same
    to enhance returns.                   securities choices.                 choices and due to expenses.
-----------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING

 o  The Portfolio's turnover rate      o  The Portfolio could realize      o  Increased trading would raise
    generally will not exceed 150%.       gains in a short period of          the Portfolio's brokerage and
                                          time.                               related costs and performance
                                                                              would be reduced.

 o  The Portfolio generally avoids     o  The Portfolio could protect
    short-term trading, except to         against losses if a stock is
    take advantage of attractive or       overvalued and its value
    unexpected opportunities or to        later falls.
    meet demands generated by
    shareholder activity.
-----------------------------------------------------------------------------------------------------------

SMALL CAP STOCKS

 o  JMIC focuses on companies with     o  Securities of companies with     o  The Portfolio could lose
    potential for strong growth in        small and micro                     money because of the
    revenue, earnings and cash            capitalizations may have            potentially higher risks and
    flow; strong management;              greater potential than large        price volatility related to
    leading products or services;         cap companies to deliver            small companies than
    and potential for improvement.        above-average growth rates          investments in larger
                                          that may not have yet been          companies.
                                          recognized by investors.

 o  35% of the Portfolio may be
    invested in securities of
    larger capitalization companies.
-----------------------------------------------------------------------------------------------------------

         The following table indicates the maximum percentage under normal conditions, that the Portfolio may make:



        ADR's, EDR's and GDR's...........              5%
        Bank obligations.................             10%
        Foreign securities...............              5%
        Futures contracts................      5%(a)  20%(b)
        Illiquid securities..............             15%
        Investment companies.............             10%
        Lending of securities............         33 1/3%
        Options transactions.............      5%(a)  20%(b)
        Repurchase agreements............         33 1/3%
        U.S. Government obligations......            100%
        Warrants.........................              5%
        When-issued securities...........         33 1/3%

        TEMPORARY INVESTMENTS(c)
        Cash.............................            100%
        Short-term obligations...........            100%


        INVESTMENT RESTRICTIONS(d)
        Securities of any one issuer.....              5%
        Outstanding voting securities
           of any one issuer.............             10%
        Securities of issuers in any
           one industry..................             25%
      -----------------------------------------------------

Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets and except as set forth in (d) below).
(a) Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.
(b) Portfolio may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) The Portfolio will invest up to 100% of its assets in temporary investments only when market conditions so require.
(d)      The 5% and 10% limitations apply to 75% of the portfolio's assets.


INFORMATION ABOUT THE ADVISER


         Brazos Insurance Funds (the "Trust") was created in January 2000. In addition to offering investment adviser services to the Trust, JMIC, a limited partnership, 5949 Sherry Lane, Suite 1600, Dallas, Texas, 75225, also offers investment adviser services to Brazos Mutual Funds, which consists of the Brazos Small Cap, Brazos Micro Cap, Brazos Mid Cap, Brazos Real Estate Securities and Brazos Multi Cap Portfolios. JMIC is a majority owned indirect subsidiary of American International Group, Inc. and minority owned by the employees of JMIC. JMIC began managing large accounts for pension plans, endowments, foundations and municipalities in 1983. The senior management has worked together for approximately 21 years.


         JMIC's mission is to capture excess returns while managing risk. JMIC seeks to accomplish this objective by:

         o        investing in smaller companies

         o        investing in rapidly growing companies

         o investing in companies with highly predictable revenue and profit streams

         o investing in companies positioned to accelerate profit growth above general expectations

         o        constructing diversified portfolios to moderate risk


         JMIC has employed a bottom-up process in researching companies. JMIC visits virtually every company prior to investing. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods.

         JMIC manages the Portfolio using a team approach. By using a team approach, the Trust avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) professional turnover during the last sixteen years of management.


         For its services to the Portfolio, JMIC is entitled to a contractual fee, calculated daily and payable monthly, at an annual rate of 1.25% of the Portfolio's average daily net assets. JMIC will voluntarily waive or reimburse additional amounts to maintain an expense ratio of 1.45%, including organizational expenses, to increase the investment return to the Portfolio's investors. JMIC may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by JMIC with respect to the Portfolio are subject to recoupment from the Portfolio within the following three years, provided that the Portfolio is able to effect such payment to JMIC and remain in compliance with the foregoing expense limitations.


ADVISER'S HISTORICAL PERFORMANCE

         Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The performance shown below is net of all actual fees and expenses of the separately managed accounts. The use of the Portfolio's expense structure would have lowered the performance results. Separate account fees and charges are not reflected in the returns shown. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Portfolio, but rather to provide the shareholder with information about the historical investment performance of the Portfolio's Adviser. The Russell 2000 Index used in the comparison below is an unmanaged index which assumes reinvestment of dividends on securities in the index and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.

    ------------------------------------------------------------------------
                                         ADVISER'S
                                       INSTITUTIONAL
                                         SMALL CAP             RUSSELL
                                      EQUITY ACCOUNTS         2000 INDEX
                                          (AFTER               (BEFORE
                                         EXPENSES)            EXPENSES)
    ------------------------------------------------------------------------


       CALENDAR YEARS:
       1987                                25.6%                 -8.8%
       1988                                24.5%                 24.9%
       1989                                31.9%                 16.2%
       1990                                -4.0%                -19.5%
       1991                                68.9%                 46.1%
       1992                                 8.7%                 18.4%
       1993                                15.3%                 18.9%
       1994                                -0.1%                 -1.8%
       1995                                30.1%                 28.4%
       1996                                32.9%                 16.5%
       1997                                23.4%                 22.4%
       1998                                10.4%                 -2.5%
       1999                                12.6%                 21.3%
       2000                                 3.9%                 -3.0%
       Average Annual
       Total Returns
       As of 12/31/00:
       Cumulative                        1053.9%                351.7%
       Annualized                          19.1%                 11.4%

       3 Year                               8.9%                  4.6%
       5 Year                              16.2%                 10.3%
       10 Year                             19.3%                 15.5%
       Five-Year Mean                      18.9%                 13.9%
       Fourteen-Year Mean                  20.3%                 12.7%
       Value of $1 invested
       During 14 years
       (1/1/87 - 12/31/00)                $11.54                 $3.52
    ------------------------------------------------------------------------

1 The Adviser's Institutional Small Cap Equity Accounts represents the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of the Small Cap Portfolio. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolio.


2 The annualized return of the Adviser's Institutional Small Cap Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.


3 The cumulative return means that $1 invested in the Institutional Small Cap Equity composite accounts on January 1, 1987 had grown to $11.54 by December 31, 2000.

4 The fourteen-year arithmetic mean is the arithmetic average of the Institutional Small Cap Equity composite accounts' annual returns listed.

5 The Russell 2000 Index is an unmanaged index which assumes reinvestment of dividends on securities in the index and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The Russell 2000 is composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The comparative index is not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the SEC.

6 The Adviser's average annual management fee over the fourteen-year period (1987-2000) for the Institutional Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the Small Cap Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). Net returns to investors vary depending on the management fee. Separate account and contract charges are not reflected in the returns shown. The individual accounts were not subject to a sales load.

7 Institutional Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in JMIC's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. From 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.


PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUND


         The Portfolio is recently organized and has only a short-term performance record. The Portfolio, however, has substantially the same investment objective, policies and strategies as the Brazos Small Cap Portfolio of Brazos Mutual Funds (the "Comparable Fund") that is sold directly to the public and is advised by JMIC. While the Portfolio is managed in a manner similar to that of the Comparable Fund, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions.

         The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund, and not those to be paid by the Portfolio. The use of the Portfolio's expense structure would have lowered the performance results. The share class of the Comparable Fund presented is not subject to a sales load. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of variable annuity or variable life insurance contracts. You should refer to the separate account prospectuses describing the variable annuity or variable life insurance contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

         The following table shows the average annual total return of the Comparable Fund for the stated periods ending December 31, 2000.

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                                                              Since Inception
                                         One Year               (12/31/96)
--------------------------------------------------------------------------------
Brazos Small Cap Portfolio                5.20%                   26.09%
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INFORMATION FOR FIRST TIME MUTUAL FUND INVESTORS


         The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency does not federally insure mutual fund shares.

         Investments in mutual fund shares involve risks, including possible loss of principal.

VALUATION OF SHARES


         The net asset value of the Portfolio is calculated by adding the value of all securities and other assets, subtracting the liabilities and dividing the result by the number of shares outstanding. The net asset value is calculated once daily, as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., ET) on each day that the NYSE is open for business.

         The Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, the Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

         The Portfolio may hold securities that are listed on a foreign exchange. These securities may trade on weekends or other days when the Portfolio does not calculate net asset value. As a result, the market value of these securities may change on days when you cannot purchase or sell Portfolio shares.

         Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees (the "Trustees") determines that amortized cost reflects fair value.

         The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolio will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. The Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Trust is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES


         The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences to them of purchasing a contract.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

PURCHASE OF SHARES


         Purchases of shares may be made only by insurance companies for their separate accounts at the direction of variable annuity and variable life contract owners. Please refer to the prospectus for your contract or policy for information on how to direct investments in the Portfolio and any fees that apply. As a result of an exemptive order from the SEC, the Trust may be offered to pension plans. References to "shareholder" throughout refer to the vehicle that invests in the shares of the Trust.


         Shares of the Portfolio may be purchased without sales commission, at the net asset value per share next determined after an order is received by the insurance company before the earlier of 4:00 p.m. E.S.T. or the close of regular trading on the New York Stock Exchange (see "Valuation of Shares"). Orders received after 4 p.m. ET will receive the price calculated after the NYSE closes that day. The Trust reserves the right to reject your purchase order and to suspend the offering of shares of the Trust. All purchases must be in U.S. dollars.


         A potential for certain conflicts may exist between the interests of variable annuity contract owners and variable life insurance contract owners. JMIC currently does not foresee any disadvantage to owners of variable annuity contracts or variable life insurance contracts arising from the fact that shares of the Portfolio might be held by such entities. The Trustees, however, will monitor the Trust and the Portfolio in order to identify any material irreconcilable conflicts of interest which may arise, and to determine what action, if any should be taken in response of any such conflicts.



DISTRIBUTOR

         Pembrook Securities, Inc., 5949 Sherry Lane, Suite 1600, Dallas, TX 75225 ("Pembrook"), serves as Distributor for shares of the Portfolio. Pembrook will receive no compensation for distribution of shares of the Portfolio, except for reimbursement by the Adviser of out-of-pocket expenses. Pembrook Securities, Inc. is a majority owned indirect subsidiary of American International Group, Inc. ("AIG"), and minority owned by certain employees of JMIC, the Trust's adviser, which is also a majority owned indirect subsidiary of AIG.

REDEMPTION OF SHARES

         Redemption of shares may be made only by insurance companies for their separate accounts at the direction of variable annuity and variable life insurance contract owners. Please refer to the prospectus for your contract or policy for information on how to direct redemptions from the Portfolio and fees that may apply.

         Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio.

OTHER REDEMPTION INFORMATION

         Normally, the Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Trust may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

         If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


FINANCIAL HIGHLIGHTS

         The Financial Highlights table is intended to help you understand the financial performance of the Portfolio since its inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

                                                                Period from
                                                             August 29, 2000(1)
                                                                  through
                                                             December 31, 2000
                                                             -----------------
PER SHARE DATA:
    NET ASSET VALUE, BEGINNING OF PERIOD                        $     10.00
                                                                -----------
    INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                         0.01
         Net realized and unrealized loss on investments              (0.60)
                                                                -----------
               Total from investment operations                       (0.59)
                                                                -----------
    NET ASSET VALUE, END OF PERIOD                              $      9.41
                                                                ===========

TOTAL RETURN                                                          -5.90%(2)

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period (in thousands)                         $1,175
    Ratio of net expenses to average net assets:
         Before expense reimbursement                                118.09%(3)
         After expense reimbursement                                   1.45%(3)
    Ratio of net invesment income to average net assets:
         Before expense reimbursement                               -116.01%(3)
         After expense reimbursement                                   0.63%(3)
    Portfolio turnover rate                                              23%

(1)      Commencement of operations

(2) Total return is not annualized and does not reflect expenses that apply to the separate account of the insurance company. If such expenses had been included, total return would have been lower for the period.

(3)      Annualized


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

                              FOR MORE INFORMATION

       You may obtain the following and other information free of charge:


                  ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

      Provides the Portfolio's most recent financial reports and portfolio listings. The annual reports contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.


         STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 30, 2001

         Provides additional details about the Portfolio's policies and management. This prospectus incorporates the SAI by reference.


                                   Telephone:
                                  888-221-3460

                                      Mail:
                             Brazos Insurance Funds
                      c/o Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                                By Express Mail:
                             Brazos Insurance Funds
                      c/o Firstar Mutual Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202


                                      SEC:
          Text only versions of Fund documents can be viewed online or downloaded from: http://www.sec.gov

     You may review and obtain copies of Fund information at the SEC Public
       Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained for a fee by writing the Public Reference Section,
  Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov.

                Investment Company Act of 1940 File No. 811-9811


                          WWW.BRAZOSINSURANCEFUNDS.COM

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